Aptus International Enhanced Yield ETF
Schedule of Investments
January 31, 2024 (Unaudited)

Principal Amount	Security Description	Value
	EQUITY-LINKED NOTES — 10.6%
$4,000,000	Citigroup Global Markets Holdings, Inc., ELN, (linked to iShares MSCI EAFE ETF), 28.71%, 02/22/2024 (a)	$3,993,427
4,000,000	GS Finance Corporation, ELN, (linked to iShares MSCI EAFE ETF), 29.00%, 02/07/2024 (a)	4,050,729
4,100,000	RBC Capital Markets, LLC, ELN, (linked to iShares MSCI EAFE ETF), 28.44%, 02/14/2024 (a)	4,119,099
	TOTAL EQUITY-LINKED NOTES (Cost $12,100,000)	12,163,255

Shares
	EXCHANGE-TRADED FUNDS — 88.6% (b)
	Developed Market Equity — 61.9%
1,121,022	iShares Core MSCI International Developed Markets ETF (c)	70,871,011

	Emerging Market Equity — 26.7%
896,341	SPDR Portfolio Emerging Markets ETF (c)	30,583,155
	TOTAL EXCHANGE-TRADED FUNDS (Cost $96,853,386)	101,454,166

	SHORT-TERM INVESTMENTS — 0.7%
763,265	First American Treasury Obligations Fund - Class X, 5.25% (d)	763,265
	TOTAL SHORT-TERM INVESTMENTS (Cost $763,265)	763,265

	TOTAL INVESTMENTS (Cost $109,716,651) — 99.9%	114,380,686
	Other Assets in Excess of Liabilities — 0.1%	87,690
	NET ASSETS — 100.0%	$114,468,376

Percentages are stated as a percent of net assets.

(a) Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b) The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(c) Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d) Rate shown is the annualized seven-day yield as of January 31, 2024.

Summary of Fair Value Disclosure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

Aptus International Enhanced Yield ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Equity-Linked Notes	$–	$12,163,255	$–	$12,163,255
Exchange-Traded Funds	101,454,166	–	–	101,454,166
Short-Term Investments	763,265	–	–	763,265
Total Investments in Securities	$102,217,431	$12,163,255	$–	$114,380,686

(a) See Schedule of Investments for further disaggregation of investment categories.
For the period ended January 31, 2024, the Fund did not recognize any transfers to or from Level 3.